Execution Copy
============================================================================


                     Esterline Technologies Corporation
                         Armtec Defense Products Co.
                         Auxitrol Technologies S.A.
                             Equipment Sales Co.
                           Excellon Automation Co.
                            Federal Products Co.
                             Hytek Finishes Co.
                             Kirkhill Rubber Co.
                            Korry Electronics Co.
                             Mason Electric Co.
                              Midcon Cables Co.
                                 TA Mfg. Co.
                              W.A. Whitney Co.

     $30,000,000 6.00% Senior Notes, Series A, due November 15, 2003 $30,000,000 6.40% Senior Notes, Series B, due November 15, 2005
                                     and
     $40,000,000 6.77% Senior Notes, Series C, due November 15, 2008

                               --------------

                           Note Purchase Agreement

                               ---------------


                        Dated as of November 1, 1998


============================================================================

                              Table of Contents

                       (NOT A  PART OF THE AGREEMENT)

SECTION                                  HEADING                         PAGE

Section 1.            Authorization of Notes                               2

Section 2.            Sale and Purchase of Notes; Release of Obligors      2
    Section 2.1.      Sale and Purchase of Notes                           2
    Section 2.2.      Release of Obligors                                  2

Section 3.            Closing                                              3

Section 4.            Conditions to Closing                                4
    Section 4.1.      Representations and Warranties                       4
    Section 4.2.      Performance; No Default.                             4
    Section 4.3.      Compliance Certificates                              4
    Section 4.4.      Opinions of Counsel                                  4
    Section 4.5.      Purchase Permitted By Applicable Law, Etc            5
    Section 4.6.      Sale of Other Notes                                  5
    Section 4.7.      Payment of Special Counsel Fees.                     5
    Section 4.8.      Private Placement Number                             5
    Section 4.9.      Changes in Corporate Structure                       5
    Section 4.10.     Funding Instructions                                 5
    Section 4.11.     Proceedings and Documents                            6

Section 5.            Representations and Warranties of the Obligors       6
    Section 5.1.      Organization; Power and Authority                    6
    Section 5.2.      Authorization, Etc                                   6
    Section 5.3.      Disclosure                                           6
    Section 5.4.      Organization and Ownership of Shares of
                       Subsidiaries; Affiliates                            7
    Section 5.5.      Financial Statements                                 7
    Section 5.6.      Compliance with Laws, Other Instruments, Etc         8
    Section 5.7.      Governmental Authorizations, Etc                     8
    Section 5.8.      Litigation; Observance of Agreements, Statutes
                       and Orders                                          8
    Section 5.9.      Taxes                                                8
    Section 5.10.     Title to Property; Leases                            9
    Section 5.11.     Licenses, Permits, Etc                               9
    Section 5.12.     Compliance with ERISA                                9
    Section 5.13.     Private Offering by the Obligors                    10
    Section 5.14.     Use of Proceeds; Margin Regulations                 10
    Section 5.15.     Existing Debt; Future Liens                         11

    Section 5.16.     Foreign Assets Control Regulations, Etc             11
    Section 5.17.     Status under Certain Statutes                       11
    Section 5.18.     Notes Rank Pari Passu                               11
    Section 5.19.     Environmental Matters                               11
    Section 5.20.     Computer 2000 Compliant                             12
    Section 5.21.     Existing Investments                                12

Section 6.            Representations of the Purchaser                    12
    Section 6.1.      Purchase for Investment                             12
    Section 6.2.      Source of Funds                                     13

Section 7.            Information as to the Obligors                      14
    Section 7.1.      Financial and Business Information                  14
    Section 7.2.      Officer's Certificate                               17
    Section 7.3.      Inspection                                          17

Section 8.            Prepayment of the Notes                             18
    Section 8.1.      Required Prepayments                                18
    Section 8.2.      Optional Prepayments with Make-Whole Amount         18
    Section 8.3.      Allocation of Partial Prepayments                   18
    Section 8.4.      Maturity; Surrender, Etc                            18
    Section 8.5.      Purchase of Notes                                   18
    Section 8.6.      Make-Whole Amount                                   19
    Section 8.7.      Payment Free and Clear of Taxes                     20

Section 9.            Affirmative Covenants                               20
    Section 9.1.      Compliance with Law                                 20
    Section 9.2.      Insurance                                           21
    Section 9.3.      Maintenance of Properties                           21
    Section 9.4.      Payment of Taxes and Claims                         21
    Section 9.5.      Corporate Existence, Etc                            21
    Section 9.6.      Notes to Rank Pari Passu                            22

Section 10.           Negative Covenants                                  22
    Section 10.1.     Maintenance of Debt                                 22
    Section 10.2.     Subsidiary Debt                                     22
    Section 10.3.     Fixed Charges Ratios                                23
    Section 10.4.     Minimum Consolidated Net Worth                      23
    Section 10.5.     Liens                                               23
    Section 10.6.     Restrictions on Dividends of Subsidiaries           25
    Section 10.7.     Sale of Assets, Etc                                 25
    Section 10.8.     Merger, Consolidation, Etc                          26
    Section 10.9.     Line of Business                                    27
    Section 10.10.    Transactions with Affiliates                        27

    Section 10.11.    Designation of Subsidiaries                         27

Section 11.           Events of Default                                   28

Section 12.           Remedies on Default, Etc                            30
    Section 12.1.     Acceleration                                        30
    Section 12.2.     Other Remedies                                      30
    Section 12.3.     Rescission                                          31
    Section 12.4.     No Waivers or Election of Remedies, Expenses, Etc   31
    Section 12.5.     Judgments                                           31

Section 13.           Registration; Exchange; Substitution of Notes       32
    Section 13.1.     Registration of Notes                               32
    Section 13.2.     Transfer and Exchange of Notes                      32
    Section 13.3.     Replacement of Notes                                32

Section 14.           Payments on Notes                                   33
    Section 14.1.     Place of Payment                                    33
    Section 14.2.     Home Office Payment                                 33

Section 15.           Expenses, Etc                                       33
    Section 15.1.     Transaction Expenses                                33
    Section 15.2.     Survival                                            34

Section 16.           Survival of Representations and Warranties;
                       Entire Agreement                                   34

Section 17.           Amendment and Waiver                                34
    Section 17.1.     Requirements                                        34
    Section 17.2.     Solicitation of Holders of Notes                    34
    Section 17.3.     Binding Effect, Etc                                 35
    Section 17.4.     Notes Held by Obligors, Etc                         35

Section 18.           Notices                                             35

Section 19.           Reproduction of Documents                           36

Section 20.           Confidential Information                            36

Section 21.           Substitution of Purchaser                           37

Section 22.           Miscellaneous                                       37
    Section 22.1.     Successors and Assigns                              37
    Section 22.2.     Payments Due on Non-Business Days                   37
    Section 22.3.     Severability                                        38
    Section 22.4.     Construction                                        38
    Section 22.5.     Counterparts                                        38
    Section 22.6.     Governing Law                                       38
    Section 22.7.     Submission to Jurisdiction                          38

Signature                                                                 40

Attachments to Note Purchase Agreement:

SCHEDULE A        -    Information Relating to Purchasers

SCHEDULE B        -    Defined Terms

SCHEDULE 4.9      -    Changes in Corporate Structure

SCHEDULE 5.3      -    Disclosure Materials

SCHEDULE 5.4      -    Subsidiaries of the Obligors and Ownership
                        of Subsidiary Stock

SCHEDULE 5.5      -    Financial Statements

SCHEDULE 5.8      -    Certain Litigation

SCHEDULE 5.11     -    Patents, Etc.

SCHEDULE 5.14     -    Use of Proceeds

SCHEDULE 5.15     -    Existing Debt

SCHEDULE 5.19     -    Environmental Matters

SCHEDULE 5.21     -    Existing Investments

EXHIBIT 1         -    Form of 6.00% Senior Note, Series A,
                        due November 15, 2003

EXHIBIT 2         -    Form of 6.40% Senior Note, Series B,
                        Due November 15, 2005

EXHIBIT 3         -    Form of 6.77% Senior Note, Series C,
                        due November 15, 2008

EXHIBIT 4.4(a)    -    Form of Opinion of Special Counsel for the Obligors

EXHIBIT 4.4(b)    -    Form of Opinion of Special Counsel for the Purchasers

                     Esterline Technologies Corporation
                         Armtec Defense Products Co.
                         Auxitrol Technologies S.A.
                             Equipment Sales Co.
                           Excellon Automation Co.
                            Federal Products Co.
                             Hytek Finishes Co.
                             Kirkhill Rubber Co.
                            Korry Electronics Co.
                             Mason Electric Co.
                              Midcon Cables Co.
                                 TA Mfg. Co.
                              W.A. Whitney Co.

                             10800 NE 8TH STREET
                         BELLEVUE, WASHINGTON  98004

                                     RE:

       $30,000,000 6.00% Senior Notes, Series A, due November 15, 2003
       $30,000,000 6.40% Senior Notes, Series B, due November 15, 2005
                                     and
       $40,000,000 6.77% Senior Notes, Series C, due November 15, 2008

                                                                 Dated as of
                                                            November 1, 1998

TO THE PURCHASER LISTED IN
 THE ATTACHED SCHEDULE A WHO
 IS A SIGNATORY TO THIS AGREEMENT:

Ladies and Gentlemen:

      ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation ("Esterline"), ARMTEC DEFENSE PRODUCTS CO., a Delaware corporation ("Armtec"), AUXITROL TECHNOLOGIES S.A., a French Societe Anonyme ("Auxitrol"), EQUIPMENT SALES CO., a Connecticut corporation ("Equipment"), EXCELLON AUTOMATION CO., a California corporation ("Excellon"), FEDERAL PRODUCTS CO., a Delaware corporation ("Federal"), HYTEK FINISHES CO., a Delaware corporation ("Hytek"), KIRKHILL RUBBER CO., a California corporation ("Kirkhill"), KORRY ELECTRONICS CO., a Delaware corporation ("Korry"), MASON ELECTRIC CO., a Delaware corporation ("Mason"), MIDCON CABLES CO., a Delaware corporation ("Midcon"), TA MFG. CO., a California corporation ("TA") and
W.A. WHITNEY CO., an Illinois corporation ("Whitney"; Whitney together with Esterline, Armtec, Auxitrol, Equipment, Excellon, Federal, Hytek, Kirkhill, Korry, Mason, Midcon and TA are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree with you as follows

Section 1.   Authorization of Notes.

      The Obligors will authorize the issue and sale of (a) $30,000,000 aggregate principal amount of their 6.00% Senior Notes, Series A, due
November 15, 2003 (the "Series A Notes"), (b) $30,000,000 aggregate principal amount of their 6.40% Senior Notes, Series B, due November 15, 2005 (the "Series B Notes") and (c) $40,000,000 aggregate principal amount of their 6.77% Senior Notes, Series C, due November 15, 2008 (the "Series C Notes";
the Series C Notes, together with the Series A Notes and the Series B Notes shall be collectively referred to as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibits 1, 2 and 3, respectively, with such changes therefrom, if any, as may be approved by you and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2.   Sale and Purchase of Notes; Release of Obligors.

      Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and you will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Obligors are entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the series specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

      Section 2.2. Release of Obligors. (a) The holders of the Notes agree to release any Obligor (other than Esterline) from its obligations under this Agreement, the Other Agreements and the Notes upon the request of Esterline (made concurrently with a request to release the obligations of such Obligor under the Bank Credit Agreement, the 1992 Note Agreement and all other Debt of Esterline with respect to which such Obligor is jointly obligated); provided that (1) at the time of such release and after giving effect thereto, including, without limitation, the effect of paragraph (c) hereof no Default or Event of Default shall exist and (2) concurrently with such release:

            (i) the Bank Lenders, the 1992 Noteholders and the holders of all other Debt of Esterline with respect to which such Obligor is jointly obligated shall have released and discharged, in the same manner and to the same extent, the obligations of such Obligor,

            (ii) Esterline and the other Obligors shall have entered into all such amendments to this Agreement, the Other Agreements and the Notes as may reasonably be deemed necessary by the Required Holders in order to reflect the release of such Obligor,

            (iii) a Responsible Officer of Esterline shall have certified to the holders of the Notes, and shall have delivered, or cause to be delivered, such additional evidence as the Required Holders may reasonably request (including, without limitation, certifications of the Bank Lenders and the 1992 Noteholders), demonstrating that (A) the obligations of such Obligor have been terminated under the Bank Credit Agreement, the 1992 Note Agreement and all other Debt of Esterline and (B) the Notes rank pari passu with all other Senior Debt of Esterline, and

            (iv) Esterline shall have delivered to the holders of the Notes all such certificates, corporate resolutions, legal opinions and other showings required by the Required Holders in form and substance satisfactory to the Required Holders.

      (b) In the event any Obligor that has been released pursuant to paragraph (a) of this Section 2.2 shall again become obligated, whether directly or indirectly, under or with respect to the Bank Credit Agreement, the 1992 Note Agreement or any other Debt of Esterline, then, notwithstanding the provisions of Section 9.6, such Obligor shall ipso facto again become obligated under this Agreement, the Other Agreements and the Notes and Esterline, such Obligor and the other Obligors shall take all actions reasonably required by the holders of the Notes to evidence such Obligor's obligations.

      (c) For purposes of Section 10.2, any Person being released from its obligations as an Obligor hereunder, under the Other Agreements and under the Notes shall be deemed, at the time of such release, to become a "Restricted Subsidiary" on such date and to have incurred all of its then outstanding Debt at the time of such release.

      (d) No Obligor will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to the Bank Lenders, the 1992 Noteholders or any other holder of Debt as consideration for or as an inducement to its release of any Obligor under such Debt, unless such remuneration is concurrently offered and paid, on the same terms, to the holders of all Notes.

Section 3.   Closing

      The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe St., Chicago, IL 60603, at 10:00 A.M. Chicago time, at a closing (the "Closing") on November 17, 1998 or on such other Business Day thereafter on or prior to November 20, 1998 as may be agreed upon by the Obligors and you and the Other Purchasers. At the Closing, the Obligors will deliver to you the Notes of the series to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number 12338-25699 at Bank of America, Concord, California, ABA #121000358. If at the Closing the Obligors shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4.   Conditions to Closing.

      Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

      Section 4.1. Representations and Warranties. The representations and warranties of each of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

      Section 4.2. Performance; No Default Each of the Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Obligors nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.7, 10.8, 10.9 or 10.10 hereof had such Sections applied since such date.

      Section 4.3.   Compliance Certificates.

      (a) Officer's Certificate. Each of the Obligors shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

      (b) Secretary's Certificate. Each of the Obligors shall have delivered to you a certificate of its Secretary certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

      Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Perkins Coie LLP, counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your special counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

      Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

      Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Obligors shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in Schedule A.

      Section 4.7. Payment of Special Counsel Fees; Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

      Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

      Section 4.9.   Changes in Corporate Structure. Except as specified in
Schedule 4.9, no Obligor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

      Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, you shall have received written instructions executed by a Responsible Officer of each of the Obligors directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank's ABA number,
(c) the account name and number into which the purchase price for the Notes is to be deposited, and (d) the name and telephone number of the account representative responsible for verifying receipt of such funds.

      Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Section 5.   Representations and Warranties of the Obligors.

      Each Obligor, jointly and severally, represents and warrants to you that:

      Section 5.1. Organization; Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

      Section 5.2. Authorization, Etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of each Obligor, and this Agreement and the Other Agreements constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 5.3. Disclosure. The Obligors, through their agent, NationsBanc Montgomery Securities LLC (as successor to BancAmerica Securities, Inc.), has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated September 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their Restricted Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since October 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any Restricted Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligors that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Obligors specifically for use in connection with the transactions contemplated hereby.

      Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (1) of each Obligor's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary, (2) of the Obligors' Affiliates, other than Subsidiaries, and
(3) of each Obligor's directors and senior officers.

      (b) All of the outstanding shares of capital stock or similar equity interests of each Restricted Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

      (c) Each Restricted Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      (d) No Restricted Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement and the other Agreements, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Obligors or any of their Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

      Section 5.5. Financial Statements. The Obligors have delivered to each Purchaser copies of the financial statements of Esterline and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Esterline and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

      Section 5.6. Compliance with Laws, Other Instruments, Etc. (a) The execution, delivery and performance by each Obligor of this Agreement, the Other Agreements and the Notes will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Obligor or any Restricted Subsidiary of such Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Obligor or any Restricted Subsidiary of such Obligor is bound or by which such Obligor or any Restricted Subsidiary of such Obligor or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Obligor or any Restricted Subsidiary of such Obligor or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Obligor or any Restricted Subsidiary of such Obligor.

      (b) No Obligor nor any of its Restricted Subsidiaries is in violation of any provision of any statute or other rule or regulation of any Governmental Authority which violation could reasonably be expected to have a Material Adverse Effect.

      Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement, the Other Agreements or the Notes.

      Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Restricted Subsidiary of such Obligor or any property of any Obligor or any Restricted Subsidiary of such Obligor in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (b) No Obligor nor any Restricted Subsidiary of any Obligor is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      Section 5.9. Taxes. Each Obligor and each of its Restricted Subsidiaries has filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or such Restricted Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Such Obligor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Obligor and each of its Restricted Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of each Obligor (other than Kirkhill and each of its Restricted Subsidiaries) and each of its Restricted Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended October 31, 1994. The Federal income tax liabilities for Kirkhill and its Restricted Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1994.

      Section 5.10. Title to Property; Leases. Each Obligor and each of its Restricted Subsidiaries has good and sufficient title to its respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 (except Capital Leases reflected therein) or purported to have been acquired by any Obligor or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all Material respects.

      Section 5.11.   Licenses, Permits, Etc.  Except as disclosed in
Schedule 5.11,

      (a) each Obligor and each of its Restricted Subsidiaries owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

      (b) to the best knowledge of such Obligor, no product of any Obligor infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

      (c) to the best knowledge of such Obligor, there is no Material violation by any Person of any right of any Obligor or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by such Obligor or any of its Restricted Subsidiaries.

      Section 5.12. Compliance with ERISA. (a) Each Obligor and each of its ERISA Affiliates has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. No Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to any penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as could not be individually or in the aggregate Material.

      (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in
Section 3 of ERISA.

      (c) No Obligor nor any of its ERISA Affiliates has incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

      (d) The expected post-retirement benefit obligations (determined as of the last day of each Obligor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Obligors and their ERISA Affiliates is not Material.

      (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by each Obligor in the first sentence of this
Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

      Section 5.13. Private Offering by the Obligors. No Obligor nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 39 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

      Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Obligors and their Subsidiaries and the Obligors do not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

      Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Obligors and their Restricted Subsidiaries as of October 31, 1998 since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Obligors or their Restricted Subsidiaries. No Obligor nor any of its Restricted Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of any Obligor or such Restricted Subsidiary and no event or condition exists with respect to any Debt of any Obligor or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      (b) Except as disclosed in Schedule 5.15, no Obligor nor any of its Restricted Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

      Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

      Section 5.17. Status under Certain Statutes. No Obligor nor any of its Restricted Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

      Section 5.18. Notes Rank Pari Passu. The obligations of each Obligor under this Agreement and the Notes rank at least pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of such Obligor, including, without limitation, all senior unsecured Debt of such Obligor described in Schedule 5.15 hereto.

      Section 5.19. Environmental Matters. Except as set forth in Schedule 5.19, no Obligor nor any of its Restricted Subsidiaries has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

            (a) no Obligor nor any of its Restricted Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

            (b) no Obligor nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (c) all buildings on all real properties now owned, leased or operated by any Obligor or any of its Restricted Subsidiaries, to such Obligor's knowledge, are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

      Section 5.20. Computer 2000 Compliant. Each Obligor's and each of its Restricted Subsidiaries' internal computer systems will be year 2000 compliant in a timely manner and the advent of the year 2000 and its impact on said internal computer systems could not reasonably be expected to result in a Material Adverse Effect.

      Section 5.21. Existing Investments. Schedule 5.21 sets forth a complete and correct list of all outstanding Investments of each Obligor and each of its Restricted Subsidiaries as of October 31, 1998, since which date there has been no Material change in the amounts of such Investments.

Section 6.   Representations of the Purchaser.

      Section 6.1. Purchase for Investment. (a) You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control.

      (b) You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes.

      (c) You further understand and agree that you will not transfer any Notes or any part of portion thereof held by you to any Competitor. It is understood that in establishing compliance by you with the foregoing, you may reasonably rely upon the written representation of the transferee of a Note to the effect that such transferee is not a Competitor.

      Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

            (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

            (b) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued
      January 29, 1990), or (2) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Obligors in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in any Obligor and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to such Obligor in writing pursuant to this paragraph (c); or

            (d)   the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

      As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.   Information as to the Obligors.

      Section 7.1. Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

      (a) Quarterly Statements - within 45 days after the end of each quarterly fiscal period in each fiscal year of Esterline (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

            (1) a consolidated and consolidating balance sheet of Esterline and its Subsidiaries as at the end of such quarter, and

            (2) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of Esterline and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of Esterline as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of Esterline's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

      (b) Annual Statements - within 90 days after the end of each fiscal year of Esterline, duplicate copies of:

            (1) a consolidated and consolidating balance sheet of Esterline and its Subsidiaries, as at the end of such year, and

            (2) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of Esterline and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

            (i) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

            (ii) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of Esterline's Annual Report on Form 10-K for such fiscal year (together with the Esterline's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (ii) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

      (c) SEC and Other Reports - promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by any Obligor or any Subsidiary to public Securities holders generally, and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Obligor or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by any Obligor or any Subsidiary to the public concerning developments that are Material;

      (d) Notice of Default or Event of Default - promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or proposes to take with respect thereto;

      (e) ERISA Matters - promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate proposes to take with respect thereto:

            (1) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

            (2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
      Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

            (3) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

      (f) Notices from Governmental Authority - promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

      (g) Notices Regarding Litigation - promptly, and in any event within five days of a Responsible Officer becoming aware of the existence of any pending litigation which would reasonably be expected to have a Material Adverse Effect, a written notice describing such litigation;

      (h) Unrestricted Subsidiaries - at such time as either (1) the aggregate amount of the total assets of all Unrestricted Subsidiaries exceeds 10% of the consolidated total assets of Esterline and its Subsidiaries determined in accordance with GAAP or (2) one or more Unrestricted Subsidiaries account for more than 10% of the consolidated gross revenues of Esterline and its Subsidiaries determined in accordance with GAAP, within the respective periods provided in paragraphs (a) and (b) above, financial statements of the character and for the dates and periods as in said paragraphs (a) and (b) provided covering each Unrestricted Subsidiary (or groups of Unrestricted Subsidiaries on a consolidated basis) together with a table reflecting eliminations or adjustments required in order to reconcile such financial statements to the corresponding financial statements of Esterline and its Subsidiaries delivered pursuant to paragraphs (a) and (b) above; and

      (i) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any of their Subsidiaries or relating to the ability of the Obligors to perform their obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, including without limitation, such information as is required by SEC Rule 144A under the Securities Act to be delivered to the prospective transferee of the Notes.

      Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of Esterline setting forth:

            (a) Covenant Compliance - the information (including detailed calculations) required in order to establish whether the Obligors
      Were in compliance with the requirements of Section 10.1 through
      Section 10.5 hereof, inclusive, Section 10.7 and Section 10.8 hereof, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default - a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.

      Section 7.3. Inspection. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default - if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Obligor, to visit the principal executive office of such Obligor, to discuss the affairs, finances and accounts of such Obligor and its Subsidiaries with such Obligor's officers, and (with the consent of such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit the other offices and properties of such Obligor and each of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default - if a Default or Event of Default then exists, at the expense of such Obligor, to visit and inspect any of the offices or properties of such Obligors or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Obligor authorizes said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

Section 8.   Prepayment of the Notes.

      Section 8.1. Required Prepayments. The Notes shall not be subject to a required prepayment prior to the final maturity thereof.

      Section 8.2. Optional Prepayments with Make-Whole Amount. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of each series of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

      Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be (a) allocated among each series of Notes in proportion to the aggregate unpaid principal amount of each such series of Notes and (b) allocated pro rata among all of the holders of each series of Notes outstanding in accordance with the unpaid principal amount thereof.

      Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Obligors and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      Section 8.5. Purchase of Notes. The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any series of the outstanding Notes or any part or portion of any thereof except upon the payment or prepayment of each series of the Notes in accordance with the terms of this Agreement and the Notes. The Obligors will promptly cancel all Notes acquired by them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

      Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

            "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable "PX" page of the Bloomberg Financial Markets Services Screen (or, if not available, any other national recognized trading screen reporting on-line intraday trading in the U.S. Treasury Securities) for actively traded on-the-run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and
      (2) interpolating linearly between (i) the actively traded U.S. Treasury Security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury Security with the maturity closest to and less than the Remaining Average Life.

            "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

      Section 8.7. Payment Free and Clear of Taxes Each payment by any Obligor under this Agreement or the Notes shall be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature other than any liability in respect of any tax imposed by the United States or any State or political subdivision thereof which is based on or measured by a Note holder's net income or gross receipts. If any Obligor is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by such Obligor hereunder, such Obligor shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, each holder of the Notes shall receive and retain (free of any liability in respect of any payment, deduction or withholding other than any liability in respect of any tax imposed by the United States or any State or political subdivision thereof which is based on or measured by such holder's net income or gross receipts) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

Section 9.   Affirmative Covenants.

      Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

      Section 9.1. Compliance with Law. Each Obligor will, and each Obligor will cause each of its Restricted Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA and all Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.2. Insurance. Each Obligor will, and each Obligor will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

      Section 9.3. Maintenance of Properties. Each Obligor will, and each Obligor will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent any Obligor or any of its Restricted Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      Section 9.4. Payment of Taxes and Claims. Each Obligor will, and each Obligor will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Obligor or any of its Subsidiaries; provided that no Obligor nor any of its Subsidiaries need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      Section 9.5. Corporate Existence, Etc. Esterline will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7 and 10.8, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into an Obligor or another Restricted Subsidiary) and all rights and franchises of such Obligor and its Restricted Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

      Section 9.6. Notes to Rank Pari Passu. (a) The Notes and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of such Obligor ranking pari passu in right of payment with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of such Obligor which is not expressed to be subordinate or junior in rank to any other unsecured Debt of such Obligor.

      (b) Without limitation to the foregoing paragraph (a), if at any time, pursuant to the terms and conditions of the Bank Credit Agreement, the 1992 Note Agreement or any other agreement or instrument in respect of Debt of Esterline, any existing or newly acquired or formed Subsidiary becomes obligated, directly or indirectly, under the Bank Credit Agreement, the 1992 Note Agreement or any other agreement or instrument in respect of Debt of Esterline, (1) Esterline shall cause such Subsidiary to become an Obligor in respect of this Agreement, the Other Agreements and the Notes, and (2) Esterline shall deliver, or shall cause to be delivered, to the holders of the Notes (i) all such certificates, corporate resolutions, legal opinions and other showings required by the holders of the Notes in form and substance satisfactory to the Required Holders, and (ii) all such amendments to this Agreement, the Other Agreements and the Notes and any other agreement as may reasonably be deemed necessary by the holders of the Notes, and their counsel, in order to reflect the existence of such additional Obligor.

      (c) If at any time Esterline or any other Obligor requests the holders of the Notes to release any Obligor from its obligations hereunder or under the Notes, Esterline such Obligor and the other Obligors shall comply with the requirements of Section 2.2 hereof.

Section 10.   Negative Covenants.

      Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

      Section 10.1. Maintenance of Debt. No Obligor will, at any time, permit Consolidated Debt to exceed 60% of Total Capitalization.

      Section 10.2. Subsidiary Debt. No Obligor will at any time permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

            (a) Debt of a Restricted Subsidiary that is an Obligor evidenced by the Notes;

            (b) Debt of a Restricted Subsidiary outstanding on the date hereof and disclosed in Schedule 5.15 hereto, provided that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement;

            (c) Debt of a Restricted Subsidiary owed to an Obligor or to a Wholly-Owned Restricted Subsidiary of an Obligor;

            (d) Debt of a Restricted Subsidiary outstanding at the time such Subsidiary becomes a Restricted Subsidiary, provided that (1) such Debt shall not have been incurred in contemplation of such Subsidiary becoming a Restricted Subsidiary and (2) immediately after such Subsidiary becomes a Restricted Subsidiary no Default or Event of Default shall exist, and provided, further, that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement; and

            (e) Debt of a Restricted Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.2, provided that on the date the Restricted Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt:

                  (1)   no Default or Event of Default exists, and

                  (2) Priority Debt does not exceed 20% of Consolidated Net Worth determined at such time.

For the purposes of this Section 10.2, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

      Section 10.3. Fixed Charges Coverage Ratio. No Obligor will permit the Fixed Charges Coverage Ratio to be less than 1.50 to 1.00, determined as of the last day of each fiscal quarter of Esterline.

      Section 10.4. Minimum Consolidated Net Worth. No Obligor will, at any time, permit Consolidated Net Worth to be less than the sum of (a) $140,000,000, plus (b) an amount equal to 25% of its Consolidated Net Income for the period from and after the date of the Closing to and including the date of any determination hereunder (without reduction for losses).

      Section 10.5. Liens. No Obligor will, nor will any Obligor permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of such Obligor or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

            (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by
      Section 9.4;

            (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

            (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

            (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of such Obligor or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

            (f) Liens on property or assets of such Obligor or any of its Restricted Subsidiaries securing Debt owing to such Obligor or to a Wholly-Owned Restricted Subsidiary of such Obligor;

            (g) Liens existing on the date of the Closing and securing the Debt of such Obligor and its Restricted Subsidiaries and described on
      Schedule 5.15;

            (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by such Obligor or any of its Restricted Subsidiaries after the date of the Closing, provided that

                  (1) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed,

                  (2) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to such Obligor or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the Fair Market Value (as determined in good faith by the board of directors of such Obligor) of such property (or improvement thereon) at the time of such acquisition or construction, and

                  (3) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;

            (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into such Obligor or any of its Restricted Subsidiaries or its becoming a Subsidiary of such Obligor, or any Lien existing on any property acquired by an Obligor or any of its Restricted Subsidiaries at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary of such Obligor or such acquisition of property, and (2) each such Lien shall extend solely to the item or items of property so acquired;

            (j) any Lien renewing, extending or refunding any Lien permitted by paragraph (g), (h) or (i) of this Section 10.5, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property, and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

            (k) other Liens not otherwise permitted by paragraphs (a) through (j), provided that, after giving effect thereto and to the incurrence of any Debt secured thereby, Priority Debt does not exceed 20% of Consolidated Net Worth determined at such time.

      Section 10.6. Restrictions on Dividends of Subsidiaries. No Obligor will, nor will any Obligor permit any of its Restricted Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, such Obligor or, if such Restricted Subsidiary is not directly owned by such Obligor, the "parent" Subsidiary of such Restricted Subsidiary.

      Section 10.7.   Sale of Assets, Etc. Except as permitted under
Section 10.8, no Obligor will, and no Obligor will permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

            (a) in the good faith opinion of Esterline, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of such Obligor or such Restricted Subsidiary; and

            (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

            (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of Esterline would not exceed 10% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of Esterline.

      If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application within 180 days after such Transfer or to a Property Reinvestment Application within 180 days before or after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.7 as of any date, shall be deemed not to be an Asset Disposition.

      Notwithstanding the foregoing, so long as no Default or Event of Default shall exist, any Obligor may, and may permit any of its Restricted Subsidiaries to, enter into any arrangement whereby such Obligor or such Restricted Subsidiary shall Transfer any property acquired or constructed by such Obligor or such Restricted Subsidiary to any Person other than such Obligor or such Restricted Subsidiary and, within 180 days after acquisition or completion of construction of such property, such Obligor or such Restricted Subsidiary shall lease or intend to lease, as lessee, the same property.

      Section 10.8. Merger, Consolidation, Etc. No Obligor will, nor will any Obligor permit any of its Restricted Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that (x) a Restricted Subsidiary of an Obligor (other than a Restricted Subsidiary of an Obligor that is also an Obligor) may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, an Obligor or a Wholly-Owned Restricted Subsidiary of an Obligor, (y) an Obligor may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or a series of related transactions to, another Obligor, so long as in any consolidation or merger involving Esterline, Esterline shall be the surviving or continuing corporation and (z) an Obligor (other than Esterline) or a Restricted Subsidiary of an Obligor may convey, transfer or lease all of its assets in compliance with the provisions of Section 10.7), provided that the foregoing restriction does not apply to the consolidation or merger of Esterline with, or the conveyance, transfer or lease of substantially all of the assets of Esterline in a single transaction or series of transactions to, any Person so long as:

            (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Esterline as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

            (b) if Esterline is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and Esterline shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

            (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of Esterline shall have the effect of releasing Esterline or any Successor Corporation from its liability under this Agreement or the Notes.

      Section 10.9. Line of Business. No Obligor will, nor will any Obligor permit any of its Restricted Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Obligors and their Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

      Section 10.10. Transactions with Affiliates. No Obligor will, nor will any Obligor permit any of its Restricted Subsidiaries to, enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than another Obligor or another Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of such Obligor's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to such Obligor or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

      Section 10.11. Designation of Subsidiaries. Any Obligor may designate any of its Subsidiaries to be a Restricted Subsidiary and may designate any of its Restricted Subsidiaries to be an Unrestricted Subsidiary by giving written notice to each holder of Notes that the Board of Directors of Esterline has made such designation, provided, however, that no Subsidiary may be designated a Restricted Subsidiary and no Restricted Subsidiary may be designated an Unrestricted Subsidiary unless, at the time of such action and after giving effect thereto,

            (a) solely in the case of a Restricted Subsidiary being designated an Unrestricted Subsidiary, such Restricted Subsidiary being designated an Unrestricted Subsidiary shall not have any continuing Investment in any Obligor or any Restricted Subsidiary, and

            (b)   no Default or Event of Default shall exist.

Any Restricted Subsidiary which has been designated an Unrestricted Subsidiary and which has then been designated a Restricted Subsidiary again, in each case in accordance with the provisions of the immediately preceding sentence shall not at any time thereafter be designated an Unrestricted Subsidiary. Any Unrestricted Subsidiary which has been designated a

Restricted Subsidiary and which has then been designated an Unrestricted Subsidiary again, in each case in accordance with the provisions of the first sentence of this Section 10.11 shall not at any time thereafter be designated a Restricted Subsidiary.

      Notwithstanding the foregoing, no Obligor may designate any Subsidiary of such Obligor an Unrestricted Subsidiary if such Subsidiary is also an Obligor.

Section 11.   Events of Default.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Obligors default in the performance of or compliance with any term contained in Section 10; or

            (d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 45 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (1) any Obligor or any of its Restricted Subsidiaries is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (2) any Obligor or any of its Restricted Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (i) any Obligor or any of its Restricted Subsidiaries has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (ii) one or more Persons have the right to require any Obligor or any of its Restricted Subsidiaries so to purchase or repay such Debt; or

            (g) any Obligor or any of its Restricted Subsidiaries (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
      (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Restricted Subsidiaries, or any such petition shall be filed against any Obligor or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; Or

            (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Obligors and their Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (4) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (6) any Obligor or any of its Restricted Subsidiaries establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of such Obligor or any of its Restricted Subsidiaries thereunder; and any such event or events described in clauses
      (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12.   Remedies on Default, Etc.

      Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (1) of paragraph (g) or described in clause (6) of paragraph (g) by virtue of the fact that such clause encompasses clause (1) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

      (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to an Obligor, declare all the Notes then outstanding to be immediately due and payable.

      (c)   If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to an Obligor, declare all the Notes held by it or them to be immediately due and payable.

      Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon and (2) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to an Obligor, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

      Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

      Section 12.5. Judgments. If, for the purpose of obtaining judgment in any court against any Obligor hereunder, it becomes necessary to convert into another currency (the "Judgment Currency") any amount payable hereunder in the currency due hereunder (the "Currency of Account"), then the conversion shall be made at the spot rate of exchange determined by Bank of America NT&SA prevailing at the close of business on the day before the day on which the judgment is given. In the event that there is a difference between the rate of exchange at which such judgment is determined and the rate prevailing on the date of payment, such Obligor will pay such additional amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the spot rate of exchange determined by Bank of America NT&SA is the amount then due under this Agreement in the Currency of Account. Any amount so due from such Obligor will be due as a separate debt and shall not be affected by judgment being obtained for any other sum due under or in respect of this Agreement. The spot rate of exchange shall mean the rate of exchange at which Bank of America NT&SA would sell the Judgment Currency for the Currency of Account in the interbank foreign currency markets.

Section 13.   Registration; Exchange; Substitution of Notes.

      Section 13.1. Registration of Notes. The Obligors shall keep at the principal executive office of Esterline a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary. The Obligors shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

      Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of Esterline for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver, at the Obligors' expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, of the same series and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1, 2 or 3, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

      Section 13.3. Replacement of Notes. Upon receipt by the Obligors of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

            (b) in the case of mutilation, upon surrender and cancellation thereof,the Obligors at their own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.   Payments on Notes.

      Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America NT&SA in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of an Obligor in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

      Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to Esterline at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes of the same series pursuant to Section 13.2. The Obligors will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

Section 15.   Expenses, Etc.

      Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

      Section 15.2.   Survival. The obligations of the Obligors under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16.   Survival of Representations and Warranties; Entire Agreement.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.   Amendment and Waiver.

      Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section
12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

      Section 17.2.   Solicitation of Holders of Notes

      (a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount or series of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      (b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of any series of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of each series of Notes then outstanding even if such holder did not consent to such waiver or amendment.

      Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of each series of Notes and is binding upon them and upon each future holder of any Note of any series and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note of any series nor any delay in exercising any rights hereunder or under any Note of any series shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      Section 17.4. Notes Held by Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes of any series directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

Section 18.   Notices.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Obligors in writing,

            (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing, or

            (iii) if to the Obligors, c/o Esterline at its address set forth at the beginning hereof to the attention of Executive Vice President and Chief Financial Officer, or at such other address as the Obligors shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.   Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.   Confidential Information.

      For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of any Obligor or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of such Obligor or such Subsidiary; provided that such term does not include information that
(a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (1) your directors, trustees, officers, employees, agents, attorneys and affiliates, (2) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,
(3) any other holder of any Note, (4) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

(5) any Person from which you offer to purchase any Security of the Obligors (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(6) any Federal or state regulatory authority having jurisdiction over you,
(7) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate
(i) to effect compliance with any law, rule, regulation or order applicable to you, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which you are a party or (iv) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

Section 21.   Substitution of Purchaser.

      You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

Section 22.   Miscellaneous.

      Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

      Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

      Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made by the Obligors for the purposes of this Agreement, the same shall be done by the Obligors in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

      Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      Section 22.7. Submission to Jurisdiction. Each Obligor hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York court or any Federal court located in New York, New York for the adjudication of any matter arising out of or relating to this Agreement and consents to the service of all writs, process and summonses by registered or certified mail out of any such court or by service of process on the Secretary of State of the State of New York which each Obligor hereby irrevocably appoints as its attorney-in-fact and agent to receive, in its name, place and stead, for it and on its behalf, service of process in any action or proceeding in New York. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by an Obligor) provided that notice of such service of process is given by you or any transferee of your Notes to such Obligor. Nothing contained herein shall affect your right or the right of any transferee of your Notes to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where any Obligor may be amenable to suit. Each Obligor hereby irrevocably waives any objection to any suit, action or proceeding in any State of New York court or Federal court located in New York, New York on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and irrevocably and unconditionally waives any right it or its properties may now or hereafter have in respect of its obligations hereunder to any right of immunity from suit, jurisdiction of any court, execution of a judgment, setoff, attachment prior to judgment or attachment in aid of execution of a judgment.

                          *     *     *     *     *

      If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Obligors, whereupon the foregoing shall become a binding agreement between you and the Obligors.


                                       Very truly yours,

                                       ESTERLINE TECHNOLOGIES CORPORATION


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------

                                       ARMTEC DEFENSE PRODUCTS CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       AUXITROL TECHNOLOGIES S.A.


                                       By /s/ R. W. Stevenson
                                          ----------------------------------
                                          Its  Director
                                          ----------------------------------


                                       EQUIPMENT SALES CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       EXCELLON AUTOMATION CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------

                                       FEDERAL PRODUCTS CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       HYTEK FINISHES CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       KIRKHILLL RUBBER CO


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       KORRY ELECTRONICS CO


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       MASON ELECTRIC CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       MIDCON CABLES CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------

                                       TA MFG. CO.


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------


                                       W.A. WHITNEY CO


                                       By /s/ Robert D. George
                                          ----------------------------------
                                          Its  Treasurer
                                          ----------------------------------

                     Information Relating to Purchasers


NAME AND ADDRESS OF PURCHASER                   PRINCIPAL AMOUNT AND
                                                      SERIES OF
                                                NOTES TO BE PURCHASED

Principal Life Insurance Company                    SERIES A NOTES
711 High Street                         Three Notes in the following amounts:
Des Moines, Iowa  50392-0800                         $9,300,000
Attention:  Investment
 Department - Securities                             $1,000,000
Telefacsimile:  (515) 248-2490                       $9,700,000
Confirmation:  (515) 248-3495

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

      With respect to the $9,300,000 and $1,000,000 Series A Senior Notes:

      ABA #073000228
      Norwest Bank Iowa, N.A.
      7th and Walnut Streets
      Des Moines, Iowa  50309
      For credit to Principal Life Insurance Company
      Account No. 0000014752
      OBI PFGSE (S) 1-B-61839()Esterline Technologies Corporation

      With respect to the $9,700,000 Series A Senior Note:

      ABA #073000228
      Norwest Bank Iowa, N.A.
      7th and Walnut Streets
      Des Moines, Iowa  50309
      For credit to Principal Life Insurance Company
      Account No. 0000032395
      OBI PFGSE (S) 16-B-61839() Esterline Technologies Corporation

      In each case with sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

                                 Schedule A
                        (to Note Purchase Agreement)

Notices

All notices with respect to payments to:

      Principal Life Insurance Company
      711 High Street
      Des Moines, Iowa  50392-0960
      Attention:  Investment Accounting - Securities
      Telefacsimile:  (515) 248-2643
      Confirmation:  (515) 247-0689

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  42-0127290

NAME AND ADDRESS OF PURCHASER                           PRINCIPAL AMOUNT AND
                                                             SERIES OF
                                                       NOTES TO BE PURCHASED

United of Omaha Life Insurance Company                     SERIES A NOTES
Mutual of Omaha Plaza                                        $6,500,000
Omaha, Nebraska  68175-1011
Attention:  4-Investment Loan Administration

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.00% Series A Senior Notes due November 15, 2003, PPN 29744# AA 4, principal, premium or interest") to:

      Chase Manhattan Bank
      ABA #021-000-021
      Private Income Processing

      for credit to:  United of Omaha Life Insurance Company
      Account Number 900-9000200
      a/c G07097
      PPN:  29744# AA 4
      Interest Amount:  6.00%
      Principal Amount:  $6,500,000

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

      The Chase Manhattan Bank
      4 New York Plaza-13th Floor
      New York, New York  10004
      Attention: Investment Processing-J. Pipperato a/c: G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0322111

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

Companion Life Insurance Company                            SERIES A NOTES
Mutual of Omaha Plaza                                         $2,000,000
Omaha, Nebraska  68175
Attention:  Investment Division
Telefacsimile: (402) 351-2913
Confirmation: (402) 351-2583

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.00% Series A Senior Notes due November 15, 2003, PPN 29744# AA 4, principal, premium or interest") to:

      Chase Manhattan Bank
      ABA #021-000-021
      Private Income Processing

      for credit to:  Companion Life Insurance Company
      Account Number 900-9000200
      a/c G07903
      PPN:  29744# AA 4
      Interest Amount:  6.00%
      Principal Amount:  $2,000,000

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

      The Chase Manhattan Bank
      4 New York Plaza-13th Floor
      New York, New York  10004
      Attention: Investment Processing-J. Pipperato a/c: G07903

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-6062916

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                               SERIES OF
                                                        NOTES TO BE PURCHASED

TMG Life Insurance Company                                  SERIES A NOTES
401 North Executive Drive                                     $1,500,000
Brookfield, Wisconsin  53008-0980

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.00% Series A Senior Notes due November 15, 2003, PPN 29744# AA 4, principal, premium or interest") to:

      Federal Reserve Bank Minneapolis
      Norwest Bank MN/Trust (ABA #091000019)

      Credit Account Number:  08-40-245
      For credit to:  TMG Life Universal
      Account Number 13075700
      Contact:  Michael Eiynck

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

      Connie Keller
      The Mutual Group (U.S.)
      401 North Executive Drive
      Brookfield, Wisconsin 53008-0980
      Telephone Number:  (414) 797-2305
      Facsimile Number:  (414) 797-2318

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  45-0208990

NAME AND ADDRESS OF PURCHASER                    PRINCIPAL AMOUNT AND
                                                      SERIES OF
                                                NOTES TO BE PURCHASED

The Lincoln National Life
 Insurance Company                                  SERIES B NOTES
c/o Lincoln Investment
 Management, Inc.                       Three Notes in the following amounts:
200 East Berry Street                                 $5,000,000
Renaissance Square                                    $5,000,000
Fort Wayne, Indiana  46802                            $3,000,000
Attention:  Investments
 /Private Placements
Fax:  (219) 455-5499
 Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.40% Series B Senior Notes due November 15, 2005, PPN 29744# AB 2, principal, premium or interest") to:

      Bankers Trust Company (ABA #021001033)
      Private Placement Processing
      New York, New York
      Account Number 99-911-145

      for further credit to: The Lincoln National Life Insurance Company Custodial Account Number 98473
                               -----

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notices with respect to payments to:

      Bankers Trust Company
      P. O. Box 998
      Bowling Green Station
      New York, New York  10274
      Attention:  Private Placement Unit
      Fax:  (615) 835-2493/Crystal Jones, Private Placements

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0472300

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

Lincoln Life & Annuity Company of New York                  SERIES B NOTES
c/o Lincoln Investment Management, Inc.                       $7,000,000
200 East Berry Street
Renaissance Square
Fort Wayne, Indiana  46802
Attention:  Investments/Private Placements
Fax:  (219) 455-5499 Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.40% Series B Senior Notes due November 15, 2005, PPN 29744# AB 2, principal, premium or interest") to:

      Bankers Trust Company (ABA #021001033)
      Private Placement Processing
      New York, New York
      Account Number 99-911-145

      for further credit to: Lincoln Life & Annuity Company of New York Custodial Account Number 98694
                               -----

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above with duplicate notices with respect to payments to:

      Bankers Trust Company
      P. O. Box 998
      Bowling Green Station
      New York, New York  10274
      Attention:  Private Placement Unit
      Fax:  (615) 835-2493/Crystal Jones, Private Placements

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  16-1505436

NAME AND ADDRESS OF PURCHASER                     PRINCIPAL AMOUNT AND
                                                       SERIES OF
                                                 NOTES TO BE PURCHASED

American United Life Insurance Company               SERIES B NOTES
One American Square                       Two Notes in the following amounts:
Post Office Box 368                                    $2,125,000
Indianapolis, Indiana  46206                           $2,125,000
Attention:  Christopher D. Pahlke,
 Securities Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.40% Series B Senior Notes due November 15, 2005, PPN 29744# AB 2" and identifying the breakdown of principal and interest and the payment date) to:

      Bank of New York
      Attention:  P&I Department
      One Wall Street, 3rd Floor
      Window A
      New York, New York  10286
      ABA #021000018, BNF:IOC566
      Account #186683/AUL

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0145825

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

AmerUS Life Insurance Company                               SERIES B NOTES
699 Walnut Street                                             $4,250,000
Suite 1700
Des Moines, Iowa  50309
Attention:  Steve Sweeney
Telephone:  (515) 362-3542
Telefacsimile:  (515) 283-3434

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

      Bankers Trust Company (ABA #021001033)
      New York, New York
      Credit Account #99911145
      For Further Credit Account #093398
      American Investors Life Insurance Co.
      Ref: Esterline Technologies Corporation, 6.40% Series B Senior Notes due November 15, 2005, PPN 29744# AB 2

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

      AmerUs Life Insurance Company
      699 Walnut Street
      Suite 1700
      Des Moines, Iowa  50309
      Attention:  Dan Owens
      Telephone:  (515) 283-3431
      Telefacsimile:  (515) 283-3434

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Salkeld & Co. Taxpayer I.D. Number:  13-6065491

American Investors Life Insurance Co. Taxpayer I.D. Number:  48-0696320

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

Commercial Union Life Insurance Company                     SERIES B NOTES
 of America                                                   $1,500,000
711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department
  - Securities - Jon Davidson
Telefacsimile:  (515) 248-2490
Confirmation:  (515) 248-3495

Payments

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

      CoreStates Bank (Philadelphia)
      ABA #031-0000-11
      1500 Market Street
      Philadelphia, Pennsylvania  19102-2509
      Attn.: Joe Amen
      DDA 0123-9806
      For further credit to: Account No. 060073-02-4 (Commercial Union Life Insurance Company of America/Principal)
      OBI PFGSE (S) 400-B-61840()Esterline Technologies Corporation

      With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

      Commercial Union Life Insurance Company of America
      711 High Street
      Des Moines, Iowa  50392-0960
      Attention:  Investment Accounting - Securities
      Telefacsimile:  (515) 248-2643
      Confirmation:  (515) 247-0689

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  42-2235236

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

Metropolitan Life Insurance Company                         SERIES C NOTES
One Madison Avenue                                           $20,000,000
New York, New York  10010

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.77% Series C Senior Notes due November 15, 2008, PPN 29744# AC 0, principal, premium or interest") to:

      The Chase Manhattan Bank, N.A.
      ABA #021000021
      New York, New York
      for credit to:  Metropolitan Life Insurance Company
      Account Number 002-2-410591

with name and address of bank from which wire transfer was sent, a contact name and telephone number.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

      Metropolitan Life Insurance Company
      334 Madison Avenue
      Convent Station, New Jersey  07961-0633
      Attention:  Private Placement Unit
      Fax Number:  (973) 254-3050

      with a copy to:

      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, New York  10010-3690
      Attention:  Legal Department - Area 6H
      Fax Number:  (212) 578-3916

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5581829

NAME AND ADDRESS OF PURCHASER                            PRINCIPAL AMOUNT AND
                                                              SERIES OF
                                                        NOTES TO BE PURCHASED

The Northwestern Mutual Life                                SERIES C NOTES
  Insurance Company                                          $20,000,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier Number:  (414) 299-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Esterline Technologies Corporation, 6.77% Series C Senior Notes due November 15, 2008, PPN 29744# AC 0, principal, premium or interest") to:

      Bankers Trust Company (ABA #0210-01033)
      16 Wall Street
      Insurance Unit, 4th Floor
      New York, New York  10005

      for credit to: The Northwestern Mutual Life Insurance Company Account Number 00-000-027

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations, Fax Number:
(414) 299-5714.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

                                Defined Terms

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Acceptable Bank" means Bank of America NT&SA and any other bank or trust company (a) which is organized under the laws of the United States of America or any State thereof, (b) which has capital, surplus and undivided profits aggregating at least $250,000,000, and (c) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given one of the two highest ratings by at least one credit rating agency of recognized national standing.

      "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any other Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any other Person of which such first Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests and (c) any officer or director of such first Person or any other Person fulfilling an equivalent function of an officer or director. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of an Obligor.

      "Agreement" means this Note Purchase Agreement.

      "Armtec" means Armtec Defense Products Co., a Delaware corporation.

      "Asset Disposition" means any Transfer except:

            (a)   any

                  (1) Transfer from a Restricted Subsidiary to an Obligor or to a Wholly-Owned Restricted Subsidiary; and

                  (2) Transfer from an Obligor to a Wholly-Owned Restricted Subsidiary,

      so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default would exist; and

                                 SCHEDULE B
                        (to Note Purchase Agreement)

      (b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for rent or sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Obligors or any of their Restricted Subsidiaries or that is obsolete.

      "Auxitrol" means Auxitrol Technologies S.A., a French Societe Anonyme. "Bank Credit Agreement" means that certain Credit Agreement dated as of October 31, 1996 among the Obligors, Bank of America National Trust and Savings Association, as Agent, and the several banks and other financial institutions from time to time parties thereto, as from time to time extended, supplemented, amended, restated or otherwise modified, and including any refinancing or replacement, in whole or in part, of such credit facility.

      "Bank Lenders" shall mean Bank of America National Trust and Savings Association and each other bank and financial institution which is now, or hereafter becomes, a lender under the Bank Credit Agreement.

      "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Seattle, Washington or New York, New York are required or authorized to be closed.

      "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of any assets and the incurrence of a liability in accordance with GAAP.

      "Capital Lease Obligations" means with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lease under the such Capital Lease which would, in accordance with GAAP, appear as liability on the balance sheet of such Person.

      "Closing" is defined in Section 3.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "Competitor" shall mean (a) any Person which is engaged in the manufacture of highly-engineered products used in printed circuit board manufacturing and metal fabrication, components for aerospace and defense applications, and quality control measuring and monitoring applications, or
(b) any Person which at the time owns more than 50% or more of the Voting Stock of any Person described in clause (a) above and in connection therewith exercises control over management of such Person; provided in any event that:

            (1) the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor shall not in any event cause the Person providing such services to be deemed to be a Competitor;

            (2) in no event shall an Institutional Investor be deemed a Competitor unless such Institutional Investor owns or holds more than 50% of the Voting Stock of, and in connection therewith exercises control over management of, a Person that is engaged in the manufacture of highly-engineered products used in printed circuit board manufacturing and metal fabrication, components for aerospace and defense applications, and quality control measuring and monitoring applications;

            (3) in no event shall an Institutional Investor be deemed a Competitor if such Institutional Investor is a pension plan sponsored by a Person which would otherwise be a Competitor but which is a regular investor in privately placed Securities and such pension plan has established procedures which will prevent confidential information supplied to such pension plan by the Obligors from being transmitted or otherwise made available to such plan sponsor; and

            (4) an Institutional Investor that would otherwise be deemed a Competitor pursuant to the foregoing provisions of this definition by virtue of its ownership or control as a portfolio investment of the equity Securities of any Person primarily engaged in, shall not be deemed a Competitor if such Institutional Investor has established procedures which will prevent confidential information supplied to such Institutional Investor by the Obligors from being transmitted or otherwise made available to such Person.

      "Confidential Information" is defined in Section 20.

      "Consolidated Debt" means, as of the date of any determination thereof, all Debt of Esterline and its Restricted Subsidiaries, determined on a consolidated basis eliminating intercompany items.

      "Consolidated Net Income" for any period means the gross revenues of Esterline and its Restricted Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

            (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

            (b) the net gain from the proceeds of any life insurance policy;

            (c) net earnings and losses of any Restricted Subsidiary of Esterline accrued prior to the date it became a Restricted Subsidiary of Esterline;

            (d) net earnings and losses of any corporation (other than a Restricted Subsidiary of Esterline), substantially all the assets of which have been acquired in any manner by Esterline or any Restricted Subsidiary of Esterline, realized by such corporation prior to the date of such acquisition;

            (e) in the case of a successor to Esterline by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets;

            (f) net earnings of any business entity (other than a Restricted Subsidiary of Esterline) in which Esterline or any Restricted Subsidiary of Esterline has an ownership interest unless such net earnings shall have actually been received by Esterline or such Restricted Subsidiary in the form of cash distributions;

            (g) any portion of the net earnings of any Restricted Subsidiary of Esterline which for any reason is unavailable for payment of dividends to Esterline or any other Restricted Subsidiary of Esterline;

            (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

            (i) any deferred or other credit representing any excess of the equity in any Restricted Subsidiary of Esterline at the date of acquisition thereof over the amount invested in such Restricted Subsidiary;

            (j) any gain arising from the acquisition of any Securities of Esterline or any Restricted Subsidiary of Esterline;

            (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period;

            (l)   any income or gain not fully convertible into U.S.
      Dollars; and

            (m) any other extraordinary gain or loss, including, without limitation, any net income, gain or loss resulting from changes in GAAP or any discontinued operations.

      "Consolidated Net Income Available for Fixed Charges" for any period means the sum of (a) Consolidated Net Income during such period plus (b) to the extent deducted in determining Consolidated Net Income, all provisions for any Federal, state or other income taxes made by Esterline and its Restricted Subsidiaries during such period plus (c) Fixed Charges of Esterline and its Restricted Subsidiaries during such period.

      "Consolidated Net Worth" means, as of the date of any determination thereof,

            (a) the sum of (1) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of Esterline and its Restricted Subsidiaries plus (2) the amount of the paid-in capital and retained earnings of Esterline and its Restricted Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of Esterline and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, minus

            (b) to the extent included in clause (a) above, all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Restricted Subsidiaries of Esterline, minus

            (c) the book value of all Restricted Investments of Esterline and its Restricted Subsidiaries in excess of an amount equal to 10% of the amount determined pursuant to clauses (a) and (b) of this definition.

      "Consolidated Total Assets" means, as of the date of any determination thereof, the total assets of Esterline and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of Esterline and its Restricted Subsidiaries as of such time determined prepared in accordance with GAAP, after eliminating all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Restricted Subsidiaries of Esterline.

      "Currency of Account " is defined in Section 12.5.

      "Debt" means, with respect to any Person, without duplication,

            (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c)   its Capital Lease Obligations;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e) all liabilities in respect of drawn letters of credit or instruments servicing a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f)   Swaps of such Person; and

            (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

      "Debt Prepayment Application" means, with respect to any Transfer of property constituting an Asset Disposition, the application by any Obligor of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt (other than Senior Debt owing to any Obligor, any of its Subsidiaries or any Affiliate).

      "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Default Rate" means that rate of interest that is the greater of (a) 8.00% in the case of the Series A Notes, 8.40% in the case of the Series B Notes, and 8.77% in the case of the Series C Notes or (b) 2% over the rate of interest publicly announced by Bank of America NT&SA in New York, New York as its "reference" rate.

      "Disposition Value" means, at any time, with respect to any property

            (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by Esterline, and

            (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such Subsidiary Stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by Esterline.

      "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "Equipment " means Equipment Sales Co., a Connecticut corporation.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under Section 414 of the Code.

      "Esterline" means Esterline Technologies Corporation, a Delaware corporation.

      "Event of Default" is defined in Section 11.

      "Excellon" means Excellon Automation Co., a California corporation. "Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Fair Market Value" means, as of any date of determination and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

      "Federal" means Federal Products Co., a Delaware corporation.

      "Fixed Charges" for any period means on a consolidated basis the sum of (a) all Rentals (other than Rentals on Capital Leases, but including all rents paid under any so-called "percentage leases") payable during such period by Esterline and its Restricted Subsidiaries, and (b) all Interest Expense on all Debt of Esterline and its Restricted Subsidiaries.

      "Fixed Charges Coverage Ratio" means, as of the date of any determination, the ratio of (a) Consolidated Net Income Available for Fixed Charges for a period consisting of the immediately preceding four consecutive fiscal quarters of Esterline ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

      "Governmental Authority" means

            (a)   the government of

                  (1) the United States of America or any State or other political subdivision thereof, or

                  (2) any jurisdiction in which any Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of any Obligor or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

            (a) to purchase such Debt or obligation or any property constituting security therefor;

            (b) to advance or supply funds (1) for the purchase or payment of such Debt or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

            (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

      "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

      "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by Esterline pursuant to
Section 13.1.

      "Hytek" means Hytek Finishes Co., a Delaware corporation.

      "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Esterline and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of Esterline and its Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of Esterline and its Restricted Subsidiaries (including imputed interest on Capital Leases) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

      "Investment" means any investment, made in cash or by delivery of property, by any Obligor or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (b) in any property.

      "Judgment Currency" is defined in Section 12.5.

      "Kirkhill"  means Kirkhill Rubber Co., a California corporation.

      "Korry"  means Korry Electronics Co., a Delaware corporation.

      "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

      "Make-Whole Amount" is defined in Section 8.6.

      "Mason" means Mason Electric Co., a Delaware corporation.

      "Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries, taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries, taken as a whole, or (b) the ability of the Obligors to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

      "Memorandum" is defined in Section 5.3.

      "Midcon" means Midcon Cables Co., a Delaware corporation.

      "Minority Interests" means any shares of stock of any class of a Restricted Subsidiary of Esterline (other than directors' qualifying shares as required by law) that are not owned by Esterline and/or one or more of its Restricted Subsidiaries of Esterline. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in Preferred Stock.

      "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

      "Net Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

            (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus

            (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

      "1992 Note Agreement" means those certain Note Agreements dated as of July 15, 1992 among the Obligors and the institutions named in Schedule I thereto, as from time to time extended, supplemented, amended, restated or otherwise modified.

      "1992 Noteholders" shall mean each financial institution which is now, or hereafter becomes, a holder of any Note issued under the 1992 Note Agreement.

      "Notes" is defined in Section 1.

      "Obligors" is defined in the introductory paragraph hereof.

      "Officer's Certificate" means, with respect to any Obligor, a certificate of a Senior Financial Officer or of any other officer of such Obligor whose responsibilities extend to the subject matter of such certificate.

      "Other Agreements" is defined in Section 2.

      "Other Purchasers" is defined in Section 2.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Obligor or any ERISA Affiliate or with respect to which any Obligor or any ERISA Affiliate may have any liability.

      "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

      "Priority Debt" means the aggregate amount of (a) in the case of any Obligor, all Debt of such Obligor secured by Liens permitted by
Section 10.5(k) and (b) in the case of any Restricted Subsidiary of any Obligor that is not also an Obligor, all Debt of such Restricted Subsidiary (including, without limitation, Guaranties by such Restricted Subsidiary of Debt of the Obligors).

      "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "Property Reinvestment Application" means, with respect to any Transfer of property constituting an Asset Disposition, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by any Obligor or any of its Restricted Subsidiaries of operating assets for the Obligors or any Restricted Subsidiary to be used in the principal business of such Person.

      "PTE" is defined in Section 6.2(a).

      "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

      "Rentals" means and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by Esterline or a Restricted Subsidiary of Esterline, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by Esterline or a Restricted Subsidiary of Esterline (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

      "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates).

      "Responsible Officer" means, with respect to any Obligor, any Senior Financial Officer and any other officer of such Obligor with responsibility for the administration, with respect to such Obligor, of the relevant portion of this Agreement.

      "Restricted Investments" means all Investments except the following:

            (a) property to be used in the ordinary course of business of any Obligor and of its Restricted Subsidiaries;

            (b) current assets arising from the sale of goods and services in the ordinary course of business of any Obligor and its Restricted Subsidiaries;

            (c) Investments in one or more Restricted Subsidiaries of any Obligor or any Person that concurrently with such Investment becomes a Restricted Subsidiary of any Obligor;

            (d) Investments existing on the date of the Closing and disclosed in Schedule 5.21;

            (e) Investments in United States Governmental Securities, provided that such obligations mature within one year from the date of acquisition thereof;

            (f) Investments in obligations of any state of the United States of America, or any municipality of any such state, in each case rated one of the two highest ratings by at least one credit rating agency of recognized national standing, provided that such obligations mature within one year from the date of acquisition thereof;

            (g) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

            (h) Investments in commercial paper given one of the two highest ratings by at least one credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and

            (i) Investments in money market instrument programs which are classified as current assets in accordance with GAAP, which money market instrument programs are administered by an "investment company" regulated under the Investment Company Act of 1940 and which money market instrument programs hold only Investments satisfying the criteria set forth in clauses (e), (f), (g) or (h) above; provided that such Investments are classified as "current assets" in accordance with GAAP.

       As of any date of determination, each Restricted Investment shall be valued at the greater of:

            (1) the amount at which such Restricted Investment is shown on the books of Esterline or any of its Restricted Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

            (2)   either

                  (i) in the case of any Guaranty of the obligation of any Person, the amount which any Obligor or any of its Restricted Subsidiaries has paid on account of such obligation less any recoupment by such Obligor or any such Restricted Subsidiary of any such payments, or

                  (ii) in the case of any other Restricted Investment, the excess of (A) the greater of (I) the amount originally entered on the books of any Obligor or any of its Restricted

            Subsidiaries with respect thereto and (II) the cost thereof to such Obligor or any such Restricted Subsidiary over (B) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

      "Restricted Subsidiary" means any Subsidiary (a) of which more than 80% of the equity or voting interests is beneficially owned either directly or indirectly by any Obligor, (b) which is organized under the laws of the United States, Canada, Mexico, Japan, South Korea, Singapore, Taiwan, New Zealand, Australia or any country located in South America or any country located in Europe that is a member of the Organization for Economic Cooperation and Development other than Greece or Turkey and (c) which is either (1) designated as a Restricted Subsidiary in Schedule 5.4 or (2) designated a Restricted Subsidiary by the Board of Directors of the Obligors in accordance with Section 10.11.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Security" has the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended.

      "Senior Debt" means any Debt of any Obligor or any Restricted Subsidiary, other than Subordinated Debt.

      "Senior Financial Officer" means, with respect to any Obligor, the chief financial officer, principal accounting officer, treasurer or comptroller of such Obligor.

      "Series A Notes" is defined in Section 1.

      "Series B Notes" is defined in Section 1.

      "Series C Notes" is defined in Section 1.

      "Source" is defined in Section 6.2.

      "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of any Obligor.

      "Subordinated Debt" means any Debt of any Obligor (a) for which the right of payment or security is subordinated in respect of Debt evidenced by the Notes and (b) which has a weighted average life to maturity greater than the weighted average life to maturity of each series of Notes.

      "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

      "Successor Corporation" is defined in Section 10.8.

      "Swaps" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. For purposes of this Agreement, any such interest rate swap, currency swap, or other similar obligation which is or will be entered into and is being or will be used by such Person in the ordinary course of its business to hedge an existing or future risk or exposure of such Person in respect of its liabilities or assets (and not for speculative purposes) shall not be deemed a "Swap" for purposes of this definition.

      "TA" means TA Mfg. Co., a California corporation.

      "Total Capitalization" means the sum of (a) Consolidated Debt plus (b) Consolidated Net Worth.

      "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, any Obligor may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case,
(a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

      "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

      "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.

      "U.S. Dollars" or "$" means the form of money of the United States of America in same day immediately available freely transferable funds, or, if such funds are not available, the form of money of the United States of America that is customarily used in the settlement of international banking transactions on the date payment is due.

      "Voting Stock" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

      "Whitney"  means W.A. Whitney Co., an Illinois corporation.

      "Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary which is a Wholly-Owned Subsidiary.

      "Wholly-Owned Subsidiary" means any Subsidiary all of the equity interests (except directors' qualifying shares) and voting interests and Debt of which are owned by any one or more of the Obligors and the Obligors' other Wholly-Owned Subsidiaries.

                            Form of Series A Note

                     Esterline Technologies Corporation
                         Armtec Defense Products Co.
                         Auxitrol Technologies S.A.
                             Equipment Sales Co.
                           Excellon Automation Co.
                            Federal Products Co.
                             Hytek Finishes Co.
                             Kirkhill Rubber Co.
                            Korry Electronics Co.
                             Mason Electric Co.
                              Midcon Cables Co.
                                 TA Mfg. Co.
                              W.A. Whitney Co.
             6.00% Senior Note, Series A, due November 15, 2003

No. AR_______                                               ___________, _____
$________________                                              PPN 29744# AA 4

      FOR VALUE RECEIVED, the undersigned, Esterline Technologies Corporation, a Delaware corporation ("Esterline"), Armtec Defense Products Co., a Delaware corporation ("Armtec"), Auxitrol Technologies S.A., a French Societe Anonyme ("Auxitrol"), Equipment Sales Co., a Connecticut corporation ("Equipment"), Excellon Automation Co., a California corporation ("Excellon"), Federal Products Co., a Delaware corporation ("Federal"), Hytek Finishes Co., a Delaware corporation ("Hytek"), Kirkhill Rubber Co., a California corporation ("Kirkhill"), Korry Electronics Co., a Delaware corporation ("Korry"), Mason Electric Co., a Delaware corporation ("Mason"), Midcon Cables Co., a Delaware corporation ("Midcon"), TA Mfg. Co., a California corporation ("TA"), W.A. Whitney Co., an Illinois corporation ("Whitney"; Whitney together with Esterline, Armtec, Auxitrol, Equipment, Excellon, Federal, Hytek, Kirkhill, Korry, Mason, Midcon and TA are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ DOLLARS on November 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.00% per annum from the date hereof, payable semiannually, on the fifteenth day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.00% or (2) 2% over the rate of interest publicly announced

                                  EXHIBIT 1
                        (to Note Purchase Agreement)
by Bank of America NT&SA from time to time in New York, New York as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America NT&SA or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

      This Note is one of the 6.00% Senior Notes, Series A, due
November 15, 2003 (the "Series A Notes") of the Obligors in the aggregate principal amount of $30,000,000, which together with the Obligors'
$30,000,000 aggregate principal amount of 6.40% Senior Notes, Series B, due November 15, 2005 (the "Series B Notes") and the Obligors' $40,000,000 aggregate principal amount of 6.77% Senior Notes, Series C, due
November 15, 2008 (the "Series C Notes"; said Series C Notes, together with the Series A Notes and the Series B Notes being hereinafter collectively referred to as the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of November 1, 1998 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreements.

      This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.












        E-1-2

      This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

                                       ESTERLINE TECHNOLOGIES CORPORATION


                                       By __________________________________
                                          Its_______________________________


                                       ARMTEC DEFENSE PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________


                                       AUXITROL TECHNOLOGIES S.A.


                                       By __________________________________
                                          Its_______________________________


                                       EQUIPMENT SALES CO.


                                       By __________________________________
                                          Its_______________________________


                                       EXCELLON AUTOMATION CO.


                                       By __________________________________
                                          Its_______________________________




















        E-1-3

                                       FEDERAL PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________


                                       HYTEK FINISHES CO.


                                       By __________________________________
                                          Its_______________________________


                                       KIRKHILL RUBBER CO.


                                       By __________________________________
                                          Its_______________________________


                                       KORRY ELECTRONICS CO.


                                       By __________________________________
                                          Its_______________________________


                                       MASON ELECTRIC CO.


                                       By __________________________________
                                          Its_______________________________


                                       MIDCON CABLES CO.


                                       By __________________________________
                                          Its_______________________________


















        E-1-4

                                       TA MFG. CO.


                                       By __________________________________
                                          Its_______________________________


                                       W.A. WHITNEY CO.


                                       By __________________________________
                                          Its_______________________________














































        E-1-5

                            Form of Series B Note

                     Esterline Technologies Corporation
                         Armtec Defense Products Co.
                         Auxitrol Technologies S.A.
                             Equipment Sales Co.
                           Excellon Automation Co.
                            Federal Products Co.
                             Hytek Finishes Co.
                             Kirkhill Rubber Co.
                            Korry Electronics Co.
                             Mason Electric Co.
                              Midcon Cables Co.
                                 TA Mfg. Co.
                              W.A. Whitney Co.
             6.40% Senior Note, Series B, due November 15, 2005

No. BR-______                                               ___________, _____
$________________                                              PPN 29744# AB 2

      FOR VALUE RECEIVED, the undersigned, Esterline Technologies Corporation, a Delaware corporation ("Esterline"), Armtec Defense Products Co., a Delaware corporation ("Armtec"), Auxitrol Technologies S.A., a French Societe Anonyme ("Auxitrol"), Equipment Sales Co., a Connecticut corporation ("Equipment"), Excellon Automation Co., a California corporation ("Excellon"), Federal Products Co., a Delaware corporation ("Federal"), Hytek Finishes Co., a Delaware corporation ("Hytek"), Kirkhill Rubber Co., a California corporation ("Kirkhill"), Korry Electronics Co., a Delaware corporation ("Korry"), Mason Electric Co., a Delaware corporation ("Mason"), Midcon Cables Co., a Delaware corporation ("Midcon"), TA Mfg. Co., a California corporation ("TA"), W.A. Whitney Co., an Illinois corporation ("Whitney"; Whitney, together with Esterline, Armtec, Auxitrol, Equipment, Excellon, Federal, Hytek, Kirkhill, Korry, Mason, Midcon and TA are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on November 15, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.40% per annum from the date hereof, payable semiannually, on the fifteenth day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.40% or (2) 2% over the rate of interest publicly announced

                                  EXHIBIT 2
                        (to Note Purchase Agreement)
by Bank of America NT&SA from time to time in New York, New York as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America NT&SA or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

      This Note is one of the 6.40% Senior Notes, Series B, due
November 15, 2005 (the "Series B Notes") of the Obligors in the aggregate principal amount of $30,000,000, which together with the Obligors' $30,000,000 aggregate principal amount of 6.00% Senior Notes, Series A, due
November 15, 2003 (the "Series A Notes") and the Obligors' $40,000,000 aggregate principal amount of 6.77% Senior Notes, Series C, due
November 15, 2008 (the "Series C Notes"; said Series C Notes, together with the Series A Notes and the Series B Notes being hereinafter collectively referred to as the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of November 1, 1998 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreements.

      This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.












        E-2-2

      This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

                                       ESTERLINE TECHNOLOGIES CORPORATION


                                       By __________________________________
                                          Its_______________________________


                                       ARMTEC DEFENSE PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________


                                       AUXITROL TECHNOLOGIES S.A.


                                       By __________________________________
                                          Its_______________________________


                                       EQUIPMENT SALES CO.


                                       By __________________________________
                                          Its_______________________________


                                       EXCELLON AUTOMATION CO.


                                       By __________________________________
                                          Its_______________________________


                                       FEDERAL PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________













        E-2-3

                                       HYTEK FINISHES CO.


                                       By __________________________________
                                          Its_______________________________


                                       KIRKHILL RUBBER CO.


                                       By __________________________________
                                          Its_______________________________


                                       KORRY ELECTRONICS CO.


                                       By __________________________________
                                          Its_______________________________


                                       MASON ELECTRIC CO.


                                       By __________________________________
                                          Its_______________________________


                                       MIDCON CABLES CO.


                                       By __________________________________
                                          Its_______________________________


                                       TA MFG. CO.


                                       By __________________________________
                                          Its_______________________________


















        E-2-4

                                       W.A. WHITNEY CO.


                                       By __________________________________
                                          Its_______________________________





















































        E-2-5

                            Form of Series C Note

                     Esterline Technologies Corporation
                         Armtec Defense Products Co.
                         Auxitrol Technologies S.A.
                             Equipment Sales Co.
                           Excellon Automation Co.
                            Federal Products Co.
                             Hytek Finishes Co.
                             Kirkhill Rubber Co.
                            Korry Electronics Co.
                             Mason Electric Co.
                              Midcon Cables Co.
                                 TA Mfg. Co.
                              W.A. Whitney Co.
             6.77% Senior Note, Series C, due November 15, 2008

No. CR-______                                               ___________, _____
$________________                                              PPN 29744# AC 0

      FOR VALUE RECEIVED, the undersigned, Esterline Technologies Corporation, a Delaware corporation ("Esterline"), Armtec Defense Products Co., a Delaware corporation ("Armtec"), Auxitrol Technologies S.A., a French Societe Anonyme ("Auxitrol"), Equipment Sales Co., a Connecticut corporation ("Equipment"), Excellon Automation Co., a California corporation ("Excellon"), Federal Products Co., a Delaware corporation ("Federal"), Hytek Finishes Co., a Delaware corporation ("Hytek"), Kirkhill Rubber Co., a California corporation ("Kirkhill"), Korry Electronics Co., a Delaware corporation ("Korry"), Mason Electric Co., a Delaware corporation ("Mason"), Midcon Cables Co., a Delaware corporation ("Midcon"), TA Mfg. Co., a California corporation ("TA"), W.A. Whitney Co., an Illinois corporation ("Whitney"; Whitney together with Esterline, Armtec, Auxitrol, Equipment, Excellon, Federal, Hytek, Kirkhill, Korry, Mason, Midcon and TA are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on November 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.77% per annum from the date hereof, payable semiannually, on the fifteenth day of May and November in each year, commencing with the May 15 or November 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.77% or (2) 2% over the rate of interest publicly announced

                                  EXHIBIT 3
                        (to Note Purchase Agreement)
by Bank of America NT&SA from time to time in New York, New York as its or "reference" rate.


      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America NT&SA or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

      This Note is one of the 6.77% Senior Notes, Series C, due
November 15, 2008 (the "Series C Notes") of the Obligors in the aggregate principal amount of $40,000,000, which together with the Obligors' $30,000,000 aggregate principal amount of 6.00% Senior Notes, Series A, due
November 15, 2003 (the "Series A Notes") and the Obligors' $30,000,000 aggregate principal amount of 6.40% Senior Notes, Series B, due
November 15, 2005 (the "Series B Notes"; said Series B Notes, together with the Series A Notes and the Series C Notes being hereinafter collectively referred to as the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of November 1, 1998 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreements.

      This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.












        E-3-2

      This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

                                       ESTERLINE TECHNOLOGIES CORPORATION


                                       By __________________________________
                                          Its_______________________________


                                       ARMTEC DEFENSE PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________


                                       AUXITROL TECHNOLOGIES S.A.


                                       By __________________________________
                                          Its_______________________________


                                       EQUIPMENT SALES CO.


                                       By __________________________________
                                          Its_______________________________


                                       EXCELLON AUTOMATION CO.


                                       By __________________________________
                                          Its_______________________________


                                       FEDERAL PRODUCTS CO.


                                       By __________________________________
                                          Its_______________________________













        E-3-3

                                       HYTEK FINISHES CO.


                                       By __________________________________
                                          Its_______________________________


                                       KIRKHILLL RUBBER CO.


                                       By __________________________________
                                          Its_______________________________


                                       KORRY ELECTRONICS CO.


                                       By __________________________________
                                          Its_______________________________


                                       MASON ELECTRIC CO.


                                       By __________________________________
                                          Its_______________________________


                                       MIDCON CABLES CO.


                                       By __________________________________
                                          Its_______________________________


                                       TA MFG. CO.


                                       By __________________________________
                                          Its_______________________________


















        E-3-4

                                       W.A. WHITNEY CO.


                                       By __________________________________
                                          Its_______________________________





















































        E-3-5

                     Form of Opinion of Special Counsel

                               To The Obligors

      The closing opinion of Perkins Coie LLP, counsel for the Obligors, which is called for by Section 4.4 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

            1. Each Obligor is a corporation, duly incorporated, validly existing and in good standing under the laws of its state of incorporation, has the corporate power and the corporate authority to execute and perform the Agreement and the Other Agreements and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

            2. Each Restricted Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock of each such Restricted Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Obligors, by one or more Restricted Subsidiaries, or by the Obligors and one or more Restricted Subsidiaries.

            3. The Agreement and the Other Agreements have been duly authorized by all necessary corporate action on the part of each Obligor, have been duly executed and delivered by each Obligor and constitute the legal, valid and binding contracts of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The Notes have been duly authorized by all necessary corporate action on the part of each Obligor, have been duly executed and delivered by each Obligor and constitute the legal, valid and binding obligations of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                               EXHIBIT 4.4(a)
                        (to Note Purchase Agreement)

            5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Agreement, the Other Agreements or the Notes.

            6. The issuance and sale of the Notes and the execution, delivery and performance by each Obligor of the Agreement and the Other Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Obligor pursuant to the provisions of the Certificate of Incorporation or By-laws of such Obligor or any agreement or other instrument known to such counsel to which such Obligor is a party or by which such Obligor may be bound or any Federal, state or local law.

            7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the Other Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

            8. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Agreement and the Other Agreements do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System.

            9. No Obligor is an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act of 1940, as amended.

            10. There is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have a materially adverse effect on any Obligor's business or assets or which would impair the ability of such Obligor to issue and deliver the Notes or to comply with the provisions of the Agreement and the Other Agreements.

            11. The choice of New York law as the governing law of the Notes and Agreements shall be recognized by the courts of State of Washington.

The opinion of Perkins Coie LLP shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Obligors.

You and the Other Purchasers, together with subsequent holders of the Notes, may rely on the opinion of Perkins Coie LLP.







        E-4.4(a)-2

                     Form of Opinion of Special Counsel
                              To The Purchasers

      The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by Section 4.4 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

            1. Each Obligor is a corporation, validly existing and in good standing under the laws of its state of incorporation and has the corporate power and the corporate authority to execute and deliver the Agreement and the Other Agreements and to issue the Notes.

            2. The Agreement and the Other Agreements have been duly authorized by all necessary corporate action on the part of each Obligor, have been duly executed and delivered by each Obligor and constitute the legal, valid and binding contracts of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            3. The Notes have been duly authorized by all necessary corporate action on the part of each Obligor, have been duly executed and delivered by each Obligor and constitute the legal, valid and binding obligations of each Obligor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the Other Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

      The opinion of Chapman and Cutler shall also state that the opinion of Perkins Coie LLP is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

      In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Articles/Certificate of Incorporation certified by, and a certificate of good standing of each Obligor from, the Secretary of its state of incorporation, the By-laws of each Obligor and the general business corporation law of the respective states of incorporation. The opinion of Chapman and Cutler is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.

                               EXHIBIT 4.4(b)
                        (to Note Purchase Agreement)

      With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Obligors.
























































        E-4.4(b)-2